U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): November 17, 2000
                                                        -------------------



                         Commission file number 0-22464
                                               ---------



                                KOALA CORPORATION
                                -----------------
                      (Exact name of small business issuer
                          as specified in its charter)



             Colorado                                            84-1238908
             --------                                            ----------
(State or other jurisdiction of                                (IRS Employer
  incorporation or organization)                             Identification No.)




                 11600 E. 53rd Avenue, Unit D, Denver, CO 80239
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 574-1000
                                 --------------
                           (Issuer's telephone number)




                                 Not Applicable
                                 --------------

            (Former name, former address, and former fiscal year, if
                           changed since last report)

ITEM 5.           OTHER EVENTS

         On November 17, 2000, Koala Corporation (the "Company") entered into a Revolving Credit and Security Agreement (the "Credit Agreement") with U.S. Bank National Association, as agent for the lenders, and the other parties to the agreement, which (1) replaces the Company's current line of credit and provides for an increase in the secured line of credit to $45 million under the same terms and conditions as the prior agreement, and (2) establishes a borrowing platform for future bank syndication partners. The line of credit is secured by substantially all of the assets of the Company. The line of credit may be used for short-term working capital needs and future acquisitions. There are no compensating balance requirements and the credit facility requires compliance with financial loan covenants related to debt levels compared to annualized cash flows from operations and interest coverage. The credit facility terminates and is payable in full on March 1, 2003. Interest payments are required at least every three months. The Company may select the index rate (either LIBOR or Agent Bank Reference Rate) upon which interest rate is determined. The current interest rate is 9.22% per annum. A commitment fee in the amount of .25% is payable quarterly in arrears based on the average daily unused portion of the line. There was $37,970,000 outstanding under the credit facility as of November 20, 2000.

         Statements made in this current report that are not historical facts may be forward looking statements. Such statements include projections regarding future earnings results and are based upon the Company's current expectations and assumptions, which are subject to a number of risks and uncertainties. Actual results may differ materially from those projected in any forward-looking statement. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Koala Corporation and its industry and other factors which could affect the Company's financial results are included in the Company's filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-KSB and Quarterly Report on Form 10-Q.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (c)        Exhibits.

         10.1 Revolving Credit Agreement, dated November 17, 2000, among Koala Corporation, U.S. Bank National Association, as agent for the lenders, and the Other Lenders Party Hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             KOALA CORPORATION




Date:  November 20, 2000            By:  /s/ Mark A. Betker
                                        -------------------
                                             Mark A. Betker, Chairman and Chief
                                             Executive Officer